EXHIBIT 10.64

CONFIDENTIAL

EXECUTION COPY

FORBEARANCE AGREEMENT TO

CREDIT AGREEMENT

This FORBEARANCE AGREEMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of November 14, 2008, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 10, rue de Vianden, L-2680 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“MagnaChip S.A.”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (“MagnaChip Finance” and collectively with MagnaChip S.A., “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (such term and each other capitalized term used but not defined herein having the meaning given to it in Section 1) (together with the Borrowers and Holdings, the “Loan Parties”), the financial institutions party hereto as Lenders under the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and UBS AG, STAMFORD BRANCH (the “Agent”), as Administrative Agent and Collateral Agent.

RECITALS

A. Borrowers, Loan Parties, Agent, Lenders, UBS Securities LLC, as Lead Arranger, as Documentation Agent and as Syndication Agent, UBS Loan Finance LLC, as Swingline Lender, and Korea Exchange Bank, as Issuing Bank, are parties to that certain Credit Agreement, dated as of December 23, 2004 (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrowers.

B. As of the date hereof, the Event of Default identified as the “Current Default” on Exhibit A hereto has occurred and is continuing (the “Current Default”) and the Event of Default identified as the “Anticipated Default” on Exhibit A hereto is expected to occur prior to the expiration of the Forbearance Period (the “Anticipated Default,” and together with the Current Default, the “Specified Defaults”).

C. Borrowers have requested that during the Forbearance Period, Agent and Lenders (sometimes referred to herein individually as a “Lender Party,” and collectively as the “Lender Parties”) agree to forbear from exercising certain of their default-related rights and remedies against Borrowers and the other Loan Parties with respect to the Specified Defaults, and that Revolving Lenders and Issuing Bank continue to make Credit Extensions to Borrowers, during which Forbearance Period Borrowers, with the assistance of their advisors, will seek to effectuate a financial restructuring (the “Restructuring”), one element of which could be repayment in full in cash of the Obligations from the proceeds of any or all of a replacement senior secured credit facility and/or additional subordinated debt financing (the “Refinancing”), each notwithstanding the existence of the Specified Defaults and subject to the terms and conditions set forth herein.

D. Subject to the terms and conditions set forth herein, (i) the Lender Parties have agreed to temporarily forbear from exercising certain of their default-related rights and remedies against Borrowers and the other Loan Parties with respect to the Specified Defaults and (ii) Revolving Lenders and Issuing Bank have agreed, solely upon the occurrence of the Credit Extension Effective Date (and subject to there not occurring a Forbearance Default), to continue making Credit Extensions to Borrowers.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions

(a) As used herein, including the preamble and the recitals hereto, the following terms shall have the respective meanings set forth below:

“Agent” shall have the meaning assigned to such term in the preamble hereto.

“Agent Financial Advisor” shall have the meaning assigned to such term in Section 4(c).

“Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Anticipated Default” shall have the meaning assigned to such term in the recitals hereto.

“Borrowers” shall have the meaning assigned to such term in the preamble hereto.

“Claims” shall have the meaning assigned to such term in Section 5(a).

“Collateral Representative” shall have the meaning assigned to such term in Section 7.

“Company Financial Advisors” shall have the meaning assigned to such term in Section 4(a)(ii).

“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Credit Extension Effective Date” shall mean the date on which all conditions precedent set forth in Section 19 shall have been met or waived by the Agent, in either case as determined by the Agent in its sole discretion

“Current Default” shall have the meaning assigned to such term in the recitals hereto.

“Engagement Letter” shall have the meaning assigned to such term in Section 4(c).

“Forbearance Default” shall mean (a) the occurrence of any Event of Default other than the Specified Defaults, (b) the failure of either Borrower or any other Loan Party to timely comply with any term, condition, or covenant set forth in this Agreement, (c) the failure of any representation or warranty made by either Borrower or any other Loan Party under or in connection with this Agreement to be true and complete as of the date when made or any other breach of any such representation or warranty, (d) the occurrence of any creditor of a Borrower or any other Loan Party (including, without limitation, trade creditors and senior and subordinated secured and unsecured creditors) taking any action whatsoever against a Borrower, any other Loan Party, the Collateral, the Other Collateral or any other property or assets of any Loan Party (including, without limitation, acceleration of indebtedness), (e) any occurrence, event or change in facts or circumstances occurring on or after the Forbearance Effective Date that would have a Material Adverse Effect on either Borrower or any other Loan Party, or their financial condition, business, prospects or assets, (f) the invalidity, unenforceability or illegality of any provision or obligation under this Agreement in any jurisdiction, or (g) the failure of the Credit Extension Effective Date to occur by 5:00 p.m. (Korea time) on November 17, 2008.

“Forbearance Effective Date” shall mean the date on which all conditions precedent set forth in Section 18 shall have been met or waived by the Agent, in either case as determined by the Agent in its sole discretion.

“Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of (the occurrence of clause (a) or (b), a “Termination Event”): (a) a Forbearance Default and (b) December 10, 2008.

“Group Perfection Certificate” shall mean a certificate dated as of the Forbearance Effective Date in the form attached hereto as Exhibit B or any other form approved by the Agent, as the same shall be supplemented from time to time.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Lender Party” or “Lender Parties” shall have the meaning assigned to such term in the recitals hereto.

“Lenders” shall have the meaning assigned to such term in the preamble hereto.

“Loan Parties” shall have the meaning assigned to such term in the preamble hereto.

“Material Adverse Effect” shall mean a (a) material adverse effect on the business, property, results of operations, prospects or condition, financial or otherwise, of either Borrower, Holdings or any of their respective Subsidiaries; (b) material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document; (c) material impairment of the rights of or benefits or remedies available to the Lenders, Agent or any Collateral Representative under any Loan Document; or (d) material adverse effect on the Collateral or the Liens in favor of the Collateral Agent or any other Collateral Representative (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such Liens.

“Other Collateral” shall have the meaning assigned to such term in Section 2(b).

“Refinancing” shall have the meaning assigned to such term in the recitals hereto.

“Releasees” shall have the meaning assigned to such term in Section 5(a).

“Releasors” shall have the meaning assigned to such term in Section 5(a).

“Representatives” shall mean Agent’s employees, agents, representatives, advisors, consultants and financing sources (including Agent Financial Advisor and any investment banker, financial advisor, accountant, legal counsel, advisor, appraiser, consultant, agent, representative or expert retained by or acting on behalf Agent).

“Restructuring” shall have the meaning assigned to such term in the recitals hereto.

“Signing Lenders” shall mean the Lenders that have executed this Agreement on or before the Forbearance Effective Date.

“Specified Defaults” shall have the meaning assigned to such term in the recitals hereto.

“Termination Event” shall have the meaning assigned to such term in the definition of “Forbearance Period.”

(b) Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Confirmation by Borrowers of Obligations and Specified Defaults.

(a) Each Borrower and each other Loan Party acknowledges and agrees that as of November 14, 2008, the aggregate principal balance of the outstanding Obligations under the Credit Agreement is at least $98,377,273.71, and that the respective principal balances of the various Loans and LC Exposure as of such date were not less than the following:

Revolving Loans (excluding LC Exposure)	$92,000,000.00
LC Exposure	$6,377,273.71

The foregoing amounts do not include interest, fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents. All of the Obligations, including those set forth above, are currently due and payable, and none of Borrowers or the other Loan Parties have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

(b) Each Borrower and each other Loan Party acknowledges and agrees that (i) each of the Specified Defaults constitutes a material Event of Default that has occurred and is continuing as of the date hereof or is expected to occur during the Forbearance Period, as the case may be, (ii) the Current Default has not been cured as of the date hereof and the Anticipated Default will not be cured during the Forbearance Period, and (iii) except for the Specified Defaults, no other Events of Default have occurred and are continuing as of the date hereof, or are expected to occur during the Forbearance Period, as the case may be. Prior to the effectiveness of this Agreement, the Current Default (and the Anticipated Default upon its occurrence): (i) relieves the Lender Parties from any obligation to extend any Loan or provide other financial accommodations under the Credit Agreement or other Loan Documents, and (ii) permits the Lender Parties to, among other things, (A) suspend or terminate any commitment to provide Loans or make other extensions of credit under any or all of the Credit Agreement and the other Loan Documents, (B) accelerate all or any portion of the Obligations, (C) charge the Default Rate with respect to any and all of the Obligations and terminate Borrowers’ ability to obtain or maintain Eurodollar Borrowings, (D) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Loan Party and/or any Collateral or any other property as to which any other Person granted any or all of the Lender Parties a security interest therein as security for the Obligations or any guaranty thereof (collectively, the “Other Collateral”), (E) foreclose or otherwise realize on any or all of the Collateral and Other Collateral, and/or appropriate, set-off and apply to the payment of any or all of the Obligations, any or all of the Collateral and Other Collateral, and/or (F) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, the other Loan Documents or applicable law.

SECTION 3. Forbearance; Forbearance Default Rights and Remedies.

(a) Effective as of the Forbearance Effective Date, each of the Lender Parties agrees that until the expiration or termination of the Forbearance Period, it will temporarily forbear from exercising its default-related rights and remedies against Borrowers or any other Loan Party solely with respect to the Specified Defaults; provided, however, (i) except as expressly provided for in this Agreement, the Lender Parties shall have no obligation to make any further Loans or other Credit Extensions to Borrowers or any other Loan Party, (ii) except after satisfaction (or waiver by the Agent in its sole discretion) of the conditions precedent in Section 19 and the occurrence of the Credit Extension Effective Date and then only prior to the occurrence of any Forbearance Default or any other expiration or termination of the Forbearance Period, Borrowers shall not be entitled to make any request for Eurodollar Borrowings or elect to have any Loans converted into or be continued Eurodollar Borrowings, (iii) Borrowers and each other Loan Party shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or any of the other Loan Documents during the continuance of any Event of Default, including, without limitation, any limitations, restrictions or prohibitions against payments by (A) Borrowers or any other Loan Party, (B) any Affiliate of Borrowers or any other Loan Party, (C) any direct or indirect owner of an equity interest in the Borrowers, any other Loan Party or any Affiliate of any of the foregoing, (iv) nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements (including, without limitation, the Senior Subordinated Notes, the Senior Secured Notes and the Intercreditor Agreement) containing subordination or other provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of any Specified Default (such as the right to issue a Payment Blockage Notice under (and as defined in) the Senior Subordinated Notes Indenture)) or amend or modify any provision thereof, (v) nothing herein shall restrict, impair or otherwise affect Agent’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law, and (vi) nothing herein shall restrict, impair or otherwise affect Agent’s or any Collateral Representative’s right to file, record, publish or deliver any notice, filing, statement or any other document under any Loan Document (including, without limitation, this Agreement) or laws of any jurisdiction in connection with the creation, attachment, protection, preservation and/or perfection of any Liens of Agent or any Collateral Representative on any of the Collateral or Other Collateral. Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents.

(b) Upon the occurrence of a Termination Event, the agreement of the Lender Parties hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which each Borrower and each other Loan Party hereby waives. Each Borrower and each other Loan Party agrees that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Defaults. Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Loans or other Credit Extensions under any or all of the Credit Agreement and the other Loan Documents, (ii) charge interest on any or all of the Obligations at the Default Rate, (iii) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Loan Party, any Collateral and/or Other Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral and Other Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral and Other Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Loan Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(c) Any agreement by the Lender Parties to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of Agent and the Required Lenders.

(d) Each Borrower and each other Loan Party acknowledges that the Lender Parties have not made any assurances concerning any possibility of an extension of the Forbearance Period or any other forbearance.

(e) The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrowers or any other Loan Party is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f) Each Borrower and each other Loan Party acknowledges and agrees that Agent and each other Lender Party are entering into this Agreement and agreeing to the provisions herein in reliance upon, and as consideration for, among other things, the general releases and indemnities contained in Section 5 hereof and the other covenants, agreements, representations and warranties of Borrowers and the other Loan Parties hereunder.

SECTION 4. Supplemental Terms, Conditions and Covenants During Forbearance Period.

The parties hereto hereby agree to comply with the following terms, conditions and covenants at all times from and after the Forbearance Effective Date, in each case notwithstanding any provision to the contrary set forth in this Agreement, the Credit Agreement or any other Loan Document:

(a) Agent Access.

(i) Without limiting the Lender Parties’ rights under the Credit Agreement and the other Loan Documents, Borrowers and the other Loan Parties hereby agree to: (A) give Agent and its Representatives reasonable access during normal business hours to the offices, properties, officers, employees, accountants, auditors, counsel and other representatives, books and records of Borrowers and the other Loan Parties, (B) furnish to Agent and its Representatives such financial, operating and property related data and other information as such persons reasonably request, and (C) instruct Borrowers’ and any other Loan Party’s employees and Company Financial Advisors to cooperate reasonably with Agent and its Representatives in respect of the aforementioned clauses (A) and (B)).

(ii) Each Borrower and each other Loan Party irrevocably authorizes, and shall cause, any financial advisors, consultants or investment bankers which are representing any or all of the Loan Parties, including, without limitation, Miller Buckfire & Co., LLC (collectively, the “Company Financial Advisors”), to: (A) disclose fully and promptly to Agent and its Representatives all material developments in connection with the efforts of Borrowers and Company Financial Advisors to consummate a Restructuring and/or a Refinancing, (B) regularly consult with, and respond to the inquiries of the Lender Parties and their respective Representatives concerning any and all matters relating to the affairs, finances and businesses of Borrowers or any other Loan Party, the assets and Equity Interests of Borrowers or any other Loan Party, any aspect of a Restructuring and/or Company Financial Advisors’ activities related thereto (including, without limitation, communications outside the presence of any Representatives of Borrowers or any other Loan Party), and (C) provide Agent, Lenders and their respective Representatives copies of all non-confidential reports, analyses, materials (including, without limitation, any and all non-confidential memoranda or other work product provided by

Company Financial Advisors to any or all of Borrowers, any other Loan Party, Lender Parties and their respective Representatives).

(b) Field Audits; Appraisals. Agent may engage one or more field auditors and/or appraisers, including, without limitation, the Agent Financial Advisor and any other Representatives, to review each Loan Party’s accounts and bank accounts and all other assets. If Agent elects to engage such field auditor(s) and/or appraiser(s), Borrowers and the other Loan Parties shall fully cooperate with Agent’s field auditor(s) and/or appraiser(s) and promptly provide access and all information and materials requested by such auditor(s) and/or appraiser(s) and take all other action reasonably requested by the auditor(s) and/or appraiser(s) to enable them to complete their audit and/or appraisal, as applicable.

(c) Financial Advisor to Agent: Each Loan Party hereby confirms its consent to the engagement by Latham & Watkins LLP of Macquarie Group Limited as the professional financial advisory firm to the Lender Parties (the “Agent Financial Advisor”), pursuant to an Engagement Letter to be dated on or about the date hereof (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Engagement Letter”), by and among Latham & Watkins LLP and Agent Financial Advisor, to, among other things, advise and assist Agent, Agent’s counsel, and each other Lender Party with their on-going assessment of Borrowers’ financial performance and their ability to repay the Obligations (such assistance to include, without limitation, (i) a review by such Agent Financial Advisor of all accounts receivable and accounts payable of Borrowers and the other Loan Parties, all existing contracts of Borrowers and other Loan Parties and all contracts of Borrowers and other Loan Parties currently under negotiation (and the projected effects on Borrowers’ future profitability), and (ii) monthly (or more frequently if Agent deems it appropriate) reviews and inspections by such Agent Financial Advisor of Borrowers’ operations and the items outlined in clause (i) above). Agent and Lenders may elect to maintain the confidentiality of any conclusions reached or reports prepared by such Agent Financial Advisor and may also provide that the Agent Financial Advisor’s conclusions shall be covered by the attorney work-product privilege. Borrowers confirm and agree that they shall reimburse Agent on demand for any and all reasonable fees and expenses of such Agent Financial Advisor.

(d) Institution of Default Rate: Without in any way limiting the rights and remedies of any Lender Party set forth in this Agreement or any other Loan Document, at any time while any Forbearance Default is continuing, excluding any Specified Default continuing before or during the Forbearance Period, Agent may charge interest on the Obligations at the Default Rate without further notice or demand. The requirement that Borrowers pay interest at the Default Rate shall be an additional right and remedy available to Agent and the other Lender Parties and shall not act as an election of remedies or waiver of any other right or remedy available to Agent or any other Lender Party pursuant to this Agreement, the Credit Agreement, any other Loan Document or applicable law.

(e) No Obligation to Make Loans: Borrowers and each other Loan Party acknowledges and agrees that (i) at all times prior to the satisfaction (or waiver by the Agent in its sole discretion) of the conditions precedent in Section 19 and the occurrence of the Credit Extension Effective Date, and (ii) at all times following the occurrence of any Forbearance Default or any other expiration or termination of the Forbearance Period, no Lender Party shall have any obligation whatsoever to make any additional Loans or other Credit Extensions, extend any additional credit or otherwise make any further financial accommodations to Borrowers or any other Loan Party under the Credit Agreement, the other Loan Documents or otherwise.

(f) General Cooperation from Loan Parties’ Board and Advisors: The Borrowers and each other Loan Party shall, and shall cause their respective officers, directors, employees and advisors, including, without limitation, Company Financial Advisors, to cooperate fully with Agent in furnishing information as and when reasonably requested by Agent, any other Lender Party, Agent Financial Advisor and/or any other Representative regarding the Collateral, Other Collateral or Borrowers’ or any other Loan Party’s financial affairs, finances, financial condition, business and operations. Borrowers and each other Loan Party authorizes Agent, Agent Financial Advisor and any other Representative to meet and/or have discussions with any of their officers, directors, employees and advisors, including, without limitation, Company Financial Advisors, from time to time as reasonably requested by Agent to discuss any matters regarding the Collateral, Other Collateral or Borrowers’ or any other Loan Party’s financial affairs, finances, financial condition, business and operations, and shall direct and authorize all such persons and entities to fully disclose to Agent, Agent Financial Advisor or any other Representative all information reasonably requested by Agent, Agent Financial Advisor or any other Representative regarding the foregoing. Borrowers and the other Loan Parties each waives and releases any such officer, director, employee and advisor, including, without limitation, Company Financial Advisor, from the operation and provisions of any confidentiality agreement with Borrowers or other Loan Party, as the case may be, such that such person or entity is not prohibited from providing any of the foregoing information to Agent, any other Lender Party, Agent Financial Advisor, or any other Representative.

(g) Prohibition Against Voluntary Repayment of Other Indebtedness: Each Borrower and each other Loan Party agrees that it shall not, nor shall it permit any Subsidiary to, voluntarily prepay, redeem or repurchase any principal of, or interest or other amounts owing with respect to, any Indebtedness other than the Obligations during the Forbearance Period.

SECTION 5. General Release; Indemnity.

(a) In consideration of, among other things, Agent’s and Signing Lenders’ execution and delivery of this Agreement, each Borrower and the other Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”), that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Lender Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Forbearance Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among Borrowers and the other Loan Parties, on the one hand, and any or all of the Lender Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the Sponsors, on the one hand, and the Lender Parties, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. To the extent any Lender Party makes any Loans, Credit Extensions or other financial accommodations after the date hereof, the receipt by Borrower or any other Loan Party of such Loans or other financial accommodations shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, each Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination or expiration of the Forbearance Period, this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) Each Borrower and each other Loan Party hereby agrees that it shall be jointly and severally obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Borrowers, any other Loan Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, this Agreement or any other document executed and/or delivered in connection herewith; provided, that neither Borrowers nor any other Loan Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrowers and the other Loan Parties each agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. The foregoing indemnity shall survive the termination or expiration of the Forbearance Period, this Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

(c) Each Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrowers or any other Loan Party pursuant to Section 5(a) hereof. If either Borrower, any other Loan Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 6. Representations, Warranties and Covenants of Borrowers and Other Loan Parties. To induce Agent and Signing Lenders to execute and deliver this Agreement, each of Borrowers and other Loan Parties represents, warrants and covenants that:

(a) The execution, delivery and performance by Borrowers and the other Loan Parties of this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized by such Loan Parties’ respective Boards of Directors, and this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of such Loan Parties enforceable against such Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Except with respect to the Specified Defaults, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrowers’ or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrowers or any other Loan Party is a party or by which Borrowers or any other Loan Party or any of their respective property is bound;

(d) As of the date hereof, except for the Current Default, no Default or Event of Default has occurred or is continuing under this Agreement, the Credit Agreement or any other Loan Document;

(e) The Lender Parties’ security interests in the Collateral and Other Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations, in each case in accordance with the Credit Agreement and each other Loan Document, subject only to the Permitted Liens, no tax or judgment liens are currently of record against Borrowers or any other Loan Party, and all Equity Interests owned by Borrowers and each other Loan Party that are required to be pledged pursuant to the Security Documents have been pledged to the applicable Collateral Representative for the benefit of the Lender Parties in accordance with each applicable Security Document;

(f) Except with respect to the Specified Defaults, any misrepresentation of Borrowers or any other Loan Party, or any failure of any such party to comply with the covenants, conditions and agreements contained in this Agreement, the Credit Agreement, any other Loan Document or in any other agreement, document or instrument at any time executed and/or delivered by Borrowers or any other Loan Party with, to or in favor of any Lender Party shall constitute an immediate Event of Default hereunder, under the Credit Agreement and the other Loan Documents;

(g) The recitals to this Agreement are true and correct;

(h) The consolidating financial statements delivered pursuant to Section 18(f) have been prepared in accordance with United States GAAP (subject to normal year-end adjustments and the absence of footnotes) and present fairly and accurately the financial condition and results of operations and cash flows of Borrowers and their Subsidiaries on a consolidating basis as of the dates and for the periods to which they relate.

(i) No later than the date that is one Business Day after the date of receipt by Borrowers of a final execution copy of the Engagement Letter from Agent, each Borrower agrees to deliver to Agent a duly executed acknowledgement signature page to the Engagement Letter signed by each such Borrower;

(j) Promptly (and, in any event, within five Business Days) after the Forbearance Effective Date, MagnaChip S.A. and each Guarantor (other than Korean Opco) agree to deliver to Agent evidence of the corporate actions taken by such Guarantor and MagnaChip S.A. to ratify and reaffirm the execution, delivery and performance of its obligations under this Agreement and, as applicable, all other agreements and documents executed in connection herewith, in form and substance acceptable to Agent;

(k) No later than the date that is five Business Days after the Credit Extension Effective Date, each applicable Loan Party agrees to complete the actions set forth on Schedule II attached hereto required of such Loan Party in a manner satisfactory to Agent and deliver to Agent confirmation thereof by any of Company Financial Advisor, Borrowers, Agent Financial Advisor or any other Representative, as applicable, which confirmation shall be in form and substance satisfactory to Agent; and

(l) The Borrowers agree to deliver to Agent written notice promptly upon (and, in any event, within one Business Day of) the occurrence of any Forbearance Default.

SECTION 7. Voluntary Turnover of Collateral. In the event any Termination Event occurs, Borrowers and the other Loan Parties agree, upon the request of Agent, to promptly turn over to Agent (or any other appropriate third party, including, without limitation, the Collateral Trustee, in accordance with the Loan Documents (each, a “Collateral Representative”)) possession of all Collateral and Other Collateral and to cooperate fully with Agent and its Representatives and each Collateral Representative in obtaining such possession. Borrowers and the other Loan Parties agree that Agent has no adequate remedy at law regarding the agreement in this Section and may specifically enforce such agreement by injunctive relief, and that such parties will not contest any such injunctive relief sought by Agent.

SECTION 8. Ratification of Liability. Each Borrower and each other Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such Loan Parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which such Loan Party is a party, and each such Loan Party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement and each other Loan Document, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. Each Borrower and each other Loan Party further agrees and reaffirms that the Loan Documents to which it is a party now apply to all Obligations as defined in the Credit Agreement, (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such Loan Party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender Party, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or the other Loan Documents.

SECTION 9. Reference to and Effect Upon the Credit Agreement.

(a) All terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. Each of Borrowers and the other Loan Parties hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither

Borrowers nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans or other Credit Extensions or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default) other than the Specified Defaults, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, are hereby reinstated.

(c) From and after the Forbearance Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) No Lender Party has waived, is by this Agreement waiving, and has no intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default (including, without limitation, the Specified Defaults) which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Specified Defaults solely to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e) Each Borrower and each other Loan Party agrees and acknowledges that the Lender Parties’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Specified Defaults during the Forbearance Period does not in any manner whatsoever limit any Lender Party’s right to insist upon strict compliance by Borrowers and the other Loan Parties with the Credit Agreement, this Agreement or any other Loan Document during the Forbearance Period, except as expressly set forth herein.

(f) This Agreement (and the provisions contained herein) shall not be deemed or construed to be (i) a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document or (ii) a consent to any Refinancing or Restructuring.

SECTION 10. Costs And Expenses. In addition to (to the extent not otherwise provided in the Credit Agreement), and not in lieu of, the terms of the Credit Agreement and the other Loan Documents relating to the reimbursement of Lender Party fees and expenses, Borrowers shall reimburse Agent and the other Lender Parties, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs, charges and expenses of any Representative of Agent and other expenses, incurred in connection with this Agreement and the other agreements and documents executed and/or delivered in connection herewith. In addition, all fees, costs, charges, expenses and other amounts payable under Section 10.03 of the Credit Agreement shall be due on demand.

SECTION 11. Governing Law; Consent to Jurisdiction and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH JURISDICTION’S CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER AND EACH LOAN PARTY CONSENTS AND AGREES THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OR ALL OF THE LOAN PARTIES AND THE LENDER PARTIES PERTAINING TO THIS AGREEMENT OR ANY MATTER ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT; PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF NEW YORK AND PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY LENDER PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL, OTHER COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH LENDER PARTY. EACH BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER AND EACH OTHER LOAN PARTY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OR SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWERS OR SUCH OTHER LOAN PARTY AT THE ADDRESS SET FORTH IN SECTION 10.01 OF THE CREDIT AGREEMENT. THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH LOAN PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PRE-PAID.

SECTION 12. Construction This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Loan Documents, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

SECTION 14. Time of Essence. Time is of the essence in the performance of each of the obligations of Borrowers and the other Loan Parties hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 15. Further Assurances. Each Borrower and each other Loan Party agrees to, and to cause any other Loan Party to, take all further actions and execute all further documents as Agent may, and at the request of the Required Lenders shall, from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 16. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 17. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 18. Agreement Effectiveness. This Agreement shall become effective at the time (the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by Agent in its sole discretion:

(a) Agreement. Agent shall have received duly executed signature pages to this Agreement signed by Agent, Required Lenders, Borrowers and the other Loan Parties.

(b) Due Authorization. MagnaChip Finance and Korean Opco each shall have delivered to Agent (i) evidence of their corporate authority to execute, deliver and perform their respective obligations under this Agreement and, as applicable, all other agreements and documents executed in connection herewith, and (ii) such other documents and instruments as Agent may require, all of the foregoing of which shall be in form and substance acceptable to Agent.

(c) Representations and Warranties. The representations and warranties contained herein shall be true and correct, and no Forbearance Default, Default, Event of Default or event which with notice, the passage of time or both would constitute a Forbearance Default and/or an Event of Default, other than the Specified Defaults, shall exist on the date hereof or on the Forbearance Effective Date.

(d) Other Corporate Proceedings. All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent.

(e) Forbearance Fee; Fees and Expenses. Agent shall have received (i) from the Borrowers a non-refundable (as of the date first written above) forbearance fee payable to the Lenders in the amount of 0.25% of the aggregate amount of the Lenders’ aggregate Commitments (such fee to be allocated by Agent among the Lenders based on their respective Pro Rata Percentages as of such date) and (ii)

payment of all fees and expenses (including, without limitation, the invoiced legal fees and expenses of Latham & Watkins LLP, special counsel to the Agent, the fees and expenses of Agent Financial Advisor, and the invoiced fees and expenses of any local counsel, foreign counsel and any other Representative) outstanding as of the Forbearance Effective Date.

(f) Consolidating Financial Statements. Agent shall have received the consolidating balance sheets and related statements of income, stockholders equity and cash flows showing the financial condition of Borrowers and their Subsidiaries on a consolidating basis as of and for the nine month period ended September 26, 2008, certified by the chief financial officer of Borrowers.

SECTION 19. Credit Extension Effectiveness. The obligation of each Lender and Issuing Bank to make any Credit Extension on or after the Forbearance Effective Date shall be subject to the prior satisfaction (or waiver, as determined by Agent in its sole discretion) of each of the following conditions precedent (the time of such satisfaction, the “Credit Extension Effective Date”):

(a) Representations and Warranties. The representations and warranties contained herein shall be true and correct both before and after giving effect to such Credit Extension, and no Forbearance Default, Default, Event of Default or event which with notice, the passage of time or both would constitute a Forbearance Default and/or an Event of Default, other than the Specified Defaults, shall exist on the Credit Extension Effective Date.

(b) Perfection of Liens. All actions necessary to perfect the Collateral Agent’s and each other Collateral Representative’s security interest in the Collateral (to the extent required by the Credit Agreement and each other Loan Document) shall have been performed and the Agent shall have received evidence thereof satisfactory to it in its sole discretion. In addition to the foregoing, the actions set forth on Schedule I attached hereto shall have been completed in a manner satisfactory to Agent and Agent shall have received confirmation thereof from any of Company Financial Advisor, Borrowers, Agent Financial Advisor or any other Representative, as applicable, which confirmation shall be in form and substance satisfactory to Agent.

(c) Group Perfection Certificate. Agent shall have received the Group Perfection Certificate, executed and delivered by a duly authorized officer of each Loan Party, together with a certification by each such officer that the information set forth in such Group Perfection Certificate is true and complete on and as of the Credit Extension Effective Date.

(d) Credit Agreement Conditions. Compliance with (and satisfaction of each of the conditions set forth in) Sections 4.02(a) and (d) of the Credit Agreement.

SECTION 20. Waivers by Borrowers and other Loan Parties.

(a) Waiver of Jury Trial Right And Other Matters. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES (i) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR THE OTHER COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER PARTY ON WHICH EITHER BORROWER OR ANY OTHER LOAN PARTY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH

LENDER PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL, THE OTHER COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER PARTY TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT BORROWERS OR ANY OTHER LOAN PARTY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL, OTHER COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWERS OR ANY OTHER LOAN PARTY UNTIL TERMINATION OF THE CREDIT AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWERS, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWERS WHICH ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDER PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER PARTY FROM BORROWERS, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 5 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND EACH BORROWER AND EACH OTHER LOAN PARTY ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT’S AND SIGNING LENDER’S ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWERS AND THE OTHER LOAN PARTIES. BORROWERS AND THE OTHER LOAN PARTIES EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 21. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrowers, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that neither Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 5 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 hereof) are hereby expressly disclaimed.

SECTION 22. Final Agreement. This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrowers/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. No term of the Borrowers/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought (provided that the Loan Documents may be amended as provided in Section 10.02 of the Credit Agreement). Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

[Signature pages to follow]

IN WITNESS WHEREOF, this Forbearance Agreement has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A, a company organized under the laws of Luxembourg, as Borrower		MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company, as Holdings

By:	/s/ John McFarland	By:	/s/ R. Krakauer
Name:	John McFarland	Name:	R. Krakauer
Title:	Director	Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company, as Borrower

By:	/s/ R. Krakauer
Name:	R. Krakauer
Title:

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

MAGNACHIP SEMICONDUCTOR, INC., a Delaware corporation, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company, as Subsidiary Guarantor

By:	/s/ R. Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR, INC., a company organized under the laws of Japan, as Subsidiary Guarantor

By:	/s/ R.Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR, LTD., a company organized under the laws of Taiwan, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR B.V., a company organized under the laws of Netherlands, as Subsidiary Guarantor

By:	/s/ R.Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a company organized under the laws of British Virgin Islands, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR, LTD., a company organized under the laws of Korea, as Subsidiary Guarantor

By:	/s/ John McFarland	By:	/s/ R. Krakauer
Name:	John McFarland	Name:	R.Krakauer
Title:	Director	Title:

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

MAGNACHIP SEMICONDUCTOR LIMITED, a company organized under the laws of Hong Kong, as Subsidiary Guarantor

By:	/s/ R. Krakauer
Name:	R. Krakauer
Title:

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

UBS AG, STAMFORD BRANCH, as Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ William A. Austin
Name:	William A. Austin
Title:	Executive Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Carl Cho
Name:	Carl Cho
Title:	Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Erin Morrisey
Name:	Erin Morrisey
Title:	Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

KOREA EXCHANGE BANK, as a Lender

By:	/s/ Il-Won Joo
Name:	Il-Won Joo
Title:	Senior Relationship Manager

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

CONFIDENTIAL

EXHIBIT A (Specified Defaults)

I.	Current Default

1.	The Event of Default pursuant to Section 8.01(d) of the Credit Agreement, as a result of the Borrowers’ failure to meet the Minimum Consolidated EBITDA covenant set forth in Section 6.10(e) of the Credit Agreement for the period ending October 31, 2008.

II.	Anticipated Default

1.	The Event of Default pursuant to Section 8.01(d) of the Credit Agreement, as a result of the Borrowers’ failure to meet the Minimum Consolidated EBITDA covenant set forth in Section 6.10(e) of the Credit Agreement for the period ending November 30, 2008.

Signature Page to Tenth Amendment to Credit Agreement

EXHIBIT B (Group Perfection Certificate)

FORM OF GROUP PERFECTION CERTIFICATE

This Perfection Certificate is dated as of November [    ], 2008 and delivered pursuant to that certain Forbearance Agreement to Credit Agreement dated as of November [    ], 2008 (the “Forbearance Agreement”) by and among by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 10, rue de Vianden, L-2680 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“MagnaChip S.A.”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (“MagnaChip Finance” and collectively with MagnaChip S.A., “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages thereto (such term and each other capitalized term used but not defined herein having the meaning given to it in the Forbearance Agreement) (together with the Borrowers and Holdings, the “Loan Parties”), the financial institutions party thereto as Lenders under the Credit Agreement (collectively, the “Lenders”), and UBS AG, STAMFORD BRANCH (the “Agent”), as Administrative Agent and Collateral Agent.

The undersigned hereby certify to Agent, the Collateral Agent and each other Secured Party as follows, and that, as of the Forbearance Effective Date and the date hereof, there have been no changes in the information described in the Perfection Certificate delivered on the Closing Date, as supplemented by the Perfection Certificate delivered on April 28, 2005, and by the Perfection Certificate Supplement delivered on May 26, 2005, by the Perfection Certificate Supplement delivered on April 3, 2006, and by the Perfection Certificate Supplement delivered on December 29, 2006 (collectively, the “Prior Perfection Certificate”), other than as follows:

a. Each of (i) MagnaChip Semiconductor Limited, a company incorporated in England and Wales with registered number 05232381, (ii) MagnaChip Semiconductor Ltd., a Japan company, (iii) MagnaChip Semiconductor Ltd., a Hong Kong company, (iv) MagnaChip Semiconductor Ltd., a Taiwan company, (v) MagnaChip Semiconductor, Inc., a Delaware company, and (vi) [list each sales subsidiary] continues to only operate as a sales subsidiary, and does not own any assets outside its jurisdiction or any other jurisdiction other than those jurisdictions identified on Schedule A hereto and where all registrations or filings have already been made to perfect the Liens created, or purported to be created, by the Security Documents and except as identified on Schedule A hereto owns no other assets other than those identified in the Prior Perfection Certificate.

b. Each of [list each holding company] continues to only operate as a holding company, and does not own any assets other than the Equity Interests, notes or other instruments currently pledged pursuant to the Security Documents.

c. Korean Opco (i) owns only the equipment and owns and leases only the Real Property listed on Schedule B hereto, which Schedule B includes the addresses where all such equipment and Real Property are located, including the names and addresses of all persons or entities other than Korean Opco where all such equipment is located, (ii) has not acquired any Intellectual Property except for that which has been listed on Schedule C hereto or otherwise effectively made subject to a Lien in favor of the Collateral Agent or Collateral Trustee, as applicable, (iii) does not own any assets outside Korea except in those jurisdictions listed on

Signature Page to Tenth Amendment to Credit Agreement

Schedule D hereto or previously identified to the Collateral Agent or Collateral Trustee, as applicable and where all registrations or filings have already been made to perfect the Liens created, or purported to be created, by the Security Documents, (iv) owns only the inventory listed on Schedule E hereto, which Schedule E includes the addresses, including the names and addresses of all persons or entities other than Korean Opco, such as lessees, consignees, warehousemen or purchasers of chattel paper, where all such inventory is located, and (v) owns only the account receivables with the account debtors set forth on Schedule F hereto, which Schedule F includes the names and addresses of each such account debtor.

d. Except as listed on Schedule E hereto, no Loan Party nor any of its Subsidiaries has changed its name, corporate form or location of its chief executive office since the Closing Date.

e. Except as listed on Schedule F hereto, no Loan Party nor any of its Subsidiaries has received notification of (or has any other reason to believe in the existence of) any Lien with respect to their property (including any tax liens) in favor of any other Person other than the Collateral Agent or the Collateral Trustee, as applicable.

f. Except as listed on Schedule 11 hereto, (a) attached as Schedule 11 to the Prior Perfection Certificate is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each Company and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests and (b) Schedule 11 to the Prior Perfection Certificate set forth each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.

g. Except as listed on Schedule 12 hereto, attached as Schedule 12 to the Prior Perfection Certificate is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Loan Party as of the Forbearance Effective Date, including all intercompany notes.

h. Except as listed on Schedule 16 hereto, attached as Schedule 16 to the Prior Perfection Certificate is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the UCC) maintained by each Loan Party, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account.

i. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

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Signature Page to Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, we have hereunto signed this Group Perfection Certificate as of this      day of [                    ] [    ], 200[  ].

[COMPANY]

By:
Name:	]
Title:

The undersigned does hereby certify that [                            ] is the duly elected, qualified and acting                      of the Company, that the signature of [                            ] appearing above is [his] [her] true and genuine signature and that the foregoing instrument has been signed by the                      of the Company.

By:
Name:
Title:

Signature Page to Tenth Amendment to Credit Agreement

Schedule I

Korean Law Collateral Requirements (Credit Extension Effective Date)

Actions to be taken by Korean Opco in respect of Section 19(b) of this Agreement:

I. Accounts Receivables under the Accounts Receivable Assignment Agreement

(1)	Provide an updated list of all current accounts receivables containing the following details:

(i)	the name of each obligor;

(ii)	the postal address and other contact details of each obligor;

(iii)	the details of the underlying contract/agreement (including any amendments thereto) giving rise to the relevant accounts receivables (i.e., name of such contract/agreement and execution date thereof); and

(iv)	the original amount of the relevant accounts receivables and the current outstanding balance of such amount.

(2)	Execute a supplemental agreement (in the form attached as Annex I hereto and otherwise in form and substance satisfactory to Agent) in respect of any additional accounts receivables arising after the date of execution of the Accounts Receivable Assignment Agreement (to the extent not already done) and deliver a notice of assignment (in the form attached as Annex II hereto and otherwise in form and substance satisfactory to Agent) to each obligor for the purpose of perfection of the relevant accounts receivables under the Accounts Receivable Assignment Agreement.

II. Equipment under the Yangdo-Dambo Agreement (Equipment)

(1)	Provide an updated list of (i) all equipment (Schedule 1 of the Yangdo-Dambo Agreement (Equipment)) and (ii) equipment locations (Schedule 2 of the Yangdo-Dambo Agreement (Equipment)).

(2)	Prepare for and complete the postage of the notice (in the form of (i) a “sticker” for individual equipment or (ii) a “plaque” for each equipment location, and in either case, in form and substance satisfactory to the Agent) to let third parties take notice of the fact that the possession/ownership of the equipment vest with the Collateral Trustee (as assignee).

III. Factory Kun-Mortgage under the Factory Kun-Mortgage Agreement

(1)	Confirm if there are any properties acquired after the date of execution of the Factory Kun-Mortgage Agreement and to the extent that there are such additionally acquired properties, execute a supplemental agreement in respect of (to the extent not already done).

(2)	In conjunction with (1) above, confirm that the requisite perfection measures have been duly taken pursuant to the terms of the Factory Kun-Mortgage Agreement (i.e., registration of the first-priority factory kun-mortgage with the relevant real estate registry office of Korea).

Signature Page to Tenth Amendment to Credit Agreement

IV. Inventory under the Yangdo-Dambo Agreement (Inventory)

(1)	Execute the Yangdo-Dambo Agreement (Inventory) with the Collateral Trustee (as assignee) in form and substance satisfactory to Agent.

(2)	In conjunction with (1) immediately above, provide a list of all inventory locations (to be attached as a schedule to the Yangdo-Dambo Agreement (Inventory)).

(3)	Prepare for and complete postage of the notice (in the form of a “sticker” for each inventory location, followed promptly thereafter with a “plaque”) to let third parties take notice of the fact that the possession/ownership of the inventory vest with the Collateral Trustee (as assignee).

Signature Page to Tenth Amendment to Credit Agreement

Schedule II

Korean Law Collateral Requirements (After Forbearance Effective Date)

Actions to be taken by Korean Opco in respect of Section 6(k) of this Agreement:

I. Insurance under the Insurance Assignment Agreement

(1)	Confirm if there are any additional insurance policies entered into after the date of execution of the Insurance Assignment Agreement and to the extent that there are such additional insurance policies, execute a supplemental agreement in respect thereof (to the extent not already done).

(2)	In conjunction with (1) above, confirm that requisite perfection measures have been duly taken pursuant to the terms of the Insurance Assignment Agreement (i.e., the delivery of a notice of assignment to each insurer and receipt of (or making commercially reasonable efforts for receipt thereof) a letter of undertaking).

II. Account Pledge under the Accounts Kun-Pledge Agreement

(1)	Confirm if there are any additional accounts that have been opened after the date of execution of the Accounts Kun-Pledge Agreement and to the extent that there are such additional accounts, execute a supplemental/amendment agreement in respect thereof (to the extent not already done).

(2)	In conjunction with (1) above, confirm that the requisite perfection measures have been duly taken pursuant to the terms of the Accounts Kun-Pledge Agreement (i.e., the delivery of a notice of pledge to each account bank and the receipt of a letter of acknowledgment and consent from each account bank).

III. Intellectual Property under the Intellectual Property Kun-Pledge Agreement

(1)	Confirm if there are any additionally intellectual property acquired after the date of execution of the Intellectual Property Kun-Pledge Agreement and to the extent that there are such additionally acquired intellectual property, execute a supplemental/amendment agreement in respect thereof (to the extent not already done).

(2)	In conjunction with (1) above, confirm that the requisite perfection measures have been duly taken pursuant to the terms of the Intellectual Property Kun-Pledge Agreement (i.e., registration of such additional IP with the relevant authority (i.e., Korea Intellectual Property Office)).

(3)	Confirm the current status of the existing (registered) intellectual property (in particular, whether all of the existing intellectual property which were provided as security under the Intellectual Property Kun-Pledge Agreement remain duly registered).

IV. Unit Kun-Pledge under the Unit Kun-Pledge Agreement

(1)	Confirm whether any additional units have been issued after the date of execution of the Unit Kun-Pledge Agreement.

Signature Page to Tenth Amendment to Credit Agreement

(2)	To the extent that any additional units have been issued, confirm that all necessary measures under the Unit Kun-Pledge Agreement are taken including (i) the registration of the newly issued units on the official register and (ii) the relevant perfection measures (i.e., the recordation of the name of the pledgee in all newly issued unit certificates and the recordation of the name and address of the pledgee in the unitholders’ registry).

V. Contractual Rights under the Security Assignment Agreement

(1)	Confirm if there are any additional agreements executed after the date of execution of the Security Assignment Agreement and to the extent that there are any such additional agreements, execute a supplemental agreement in respect thereof (to the extent not already done).

(2)	In conjunction with (1) above, confirm that the requisite perfection measures under the Security Assignment Agreement have been duly taken (i.e., (i) the delivery of a notice of assignment to each obligor, (ii) (if required under the relevant assigned agreement) receipt of an acknowledgment and consent, and (iii) (in respect of a lease right) provisional registration (gadeungki in Korean) of the lease right in favor of the Collateral Trustee (as assignee) with the relevant real estate registry office and payment of any applicable taxes and fees required).

VI. Further actions required

In respect of the actions to be taken by Korean Opco in respect of (i) Section 19(b) of this Agreement and (ii) Section 6(k) of this Agreement, take such other actions or execute such other agreements, instruments, notices or documents (in form and substance satisfactory to Agent) which are either (i) incidental to any of the actions listed in Schedules I and II of this Agreement or (ii) necessary or desirable to ensure that the proper establishment/perfection of the Collateral.

Signature Page to Tenth Amendment to Credit Agreement

Annex I

[FORM OF] SUPPLEMENTAL AGREEMENT

[*], 2008

1. We make reference to an accounts receivable assignment agreement (the “Agreement”) dated as of December 23, 2004 entered into by and among MagnaChip Semiconductor, Ltd. as assignor (the “Assignor”) and U.S. Bank National Association as assignee (the “Assignee”, which term shall include its successors in title, permitted assigns and permitted transferees).

2. Words and expressions defined or referred to in the Agreement shall, unless otherwise defined herein or the context requires, have the same meaning when used herein.

3. Pursuant to Section 9 of the Agreement, and in order to secure the Secured Obligations, the Assignor hereby assigns and agrees to assign to the Assignee all of its rights, titles and interests under or in connection with the agreements listed in Appendix 1 attached hereto (the “Additional Agreement(s)”).

4. By execution of this Supplemental Agreement, it shall be deemed that this Supplemental Agreement constitutes a part of the Assigned Agreements under the Agreement and that this Supplemental Agreement, taken together with the Agreement, shall constitute single and integrated agreement.

5. The Assignor shall, promptly, upon execution and delivery of this Supplemental Agreement, execute and deliver the notice of assignment substantially in the form of Exhibit A to the Agreement.

Signature Page to Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed as of the day and year first above written.

ASSIGNOR

MAGNACHIP SEMICONDUCTOR, LTD.

By
Name:
Title:

ASSIGNEE

U.S. BANK NATIONAL ASSOCIATION

By
Name:
Title:

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EXHIBIT A

[To be confirmed by Korean Opco]

Signature Page to Tenth Amendment to Credit Agreement

Annex II

[FORM OF] NOTICE OF ASSIGNMENT

[DATE]

To:	[Name of obligor]
[address]

Re: Accounts Receivable Assignment Agreement

We, MagnaChip Semiconductor, Ltd. (the “Assignor”), do hereby give notice that we have assigned by way of security to U.S. Bank National Association (the “Assignee”, which expressions shall include its respective successors in title, permitted assigns and permitted transferees) pursuant to the terms and conditions provided in a certain accounts receivable assignment agreement entered into by and among the Assignor and the Assignee dated as of December 23, 2004 (the “Accounts Receivable Assignment Agreement”), all of our rights, titles, claims, interests and benefits whatsoever of the Assignor under or in connection with the agreements listed in Schedule I of the Accounts Receivable Assignment Agreement (the “Assigned Agreements”) or any sum which is now or may at anytime hereinafter become due and payable to the Assignor pursuant to the terms of the Assigned Agreements.

The Assignee has agreed that, until such time as the Assignee may give notice to you to the effect that the security constituted by the Accounts Receivable Assignment Agreement has become enforceable (an “Enforcement Notice”), we may, subject to the terms of the Accounts Receivable Assignment Agreement, continue to exercise all of our rights, powers and remedies under or in respect of such Assigned Agreements. With effect from the giving of an Enforcement Notice by the Assignee, the Assignee shall be entitled to exercise (to the exclusion of us) any and all of our rights, powers and remedies under the Assigned Agreement, unless and until you are notified otherwise by the Assignee.

[Upon the Assignee giving you the Enforcement Notice, please make all payments payable by you under the Assigned Agreements to the designated account as specified below:

[Name of Accountholder: [MagnaChip Semiconductor, Ltd.]/[U.S. Bank National Association]

[Account Number: [***]]

[Account Bank: [***]]

MAGNACHIP SEMICONDUCTOR, LTD.

By:
Name:
Title :

(fixed date stamp)

Signature Page to Tenth Amendment to Credit Agreement